Investor Day November 12, 2026 – New York City

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding our current beliefs, expectations and assumptions regarding the future of our business and our future plans and strategies, including statements about the estimated market for our product candidates, if approved; regulatory submissions, approvals and timing thereof of any of our product candidates; our commercial launch plans and readiness; our development plans and progress across our pipeline; our clinical and preclinical results; and other future developments, including our cash runway. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the timing of and our ability to obtain and maintain regulatory approval of any of our product candidates, (ii) our ability to build commercial capabilities and successfully launch and commercialize our product candidates, if approved, (iii) the success and timing of our product development activities, including our ongoing clinical trials and the initiation of new clinical trials, (iv) our plans to advance our pipeline and platforms and to develop additional product candidates, (v) the success and timing of our collaboration partners’ product development activities and our ability to enter into collaborations for the development of new product candidates, (vi) our ability to establish manufacturing capabilities or secure adequate commercial supply, and our reliance on third parties to manufacture, supply and scale production of our product candidates and any approved products, (vii) our ability to obtain, maintain and enforce intellectual property protection, (viii) our estimates of expenses and capital requirements, the sufficiency of our cash runway, and our need for additional financing, (ix) the potential addressable market sizes for product candidates, and (x) our ability to meet any specific milestones set forth herein. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Forward-looking statements speak only as of the date of this presentation. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings made with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward Looking Statements

3 Takeaways For Today 01 Ready to execute commercially at the highest level With • Proven leadership • State-of-the-art infrastructure • Capital to execute at full force 02 Poised to become the preeminent neurology company in the world No other company will match our • Breadth of impact • Depth of pipeline • Scale of revenue potential

4 The needs of patients with CNS disorders are devastatingly urgent. Our mission is to help patients by delivering life-altering treatments faster and more effectively than has ever been done before — and to do it again and again. PRAXIS’ MISSION

5 What It Takes to Do It Again and Again PRAX daily closing share price, $ (split-adjusted) $100 $200 $300 $400 $0 2025 2026 2027 2028 2029 2030 D E F I N I N G T R A I T S T H A T W I L L C A R R Y U S F O R W A R D Focus Resilience Conviction Accountability Again and again. Source: FactSet daily closing prices, January 1, 2025 to November 10, 2026, adjusted for stock splits. BTD: Breakthrough Therapy Designation NDA: new drug application; Ph: Phase

Praxis' Full Pipeline Today


PROGRAM
PRECLINICAL
PH 1
PH 2
PH 3
FILING
MARKETED
CEREBRUM
Ulixacaltamide
Essential tremor
Parkinson's disease
Restless legs syndrome
Autism spectrum disorder
Patch delivery
PRAX-050
Pan-CaV3.x inhibitor(s)
PRAX-051
CaV3.x-selective inhibitor
Relutrigine
SCN2A & SCN8A DEE
Broad DEEs
Vormatrigine
Adjunctive FOS
Monotherapy FOS
PRAX-215
Pain
PRAX-110
Pain
PRAX-206
KCNT1 DEE
SOLIDUS
Elsunersen
Early-onset SCN2A DEE
PRAX-080
PCDH19
PRAX-090
SYNGAP1
PRAX-100
SCN2A LoF autism
PRAX-120
ATM
PRAX-130
SLC6A1
PRAX-140
KCNQ2

DEE: developmental and epileptic encephalopathy; FOS: focal onset seizures; LoF: loss of function; ATM: Ataxia-telangiectasia.

PRAXIS 6

2035 Vision: Two Platforms Treating Diseases Across Four Franchises



Relutrigine
SCN2A & SCN8A DEE
Relutrigine
Broad DEEs
Vormatrigine
Focal onset seizures
PRAX-206
KCNT1 DEE
PRAX-140
KCNQ2
PRAX-130
SLC6A1
PRAX-090
SYNGAP1
PRAX-080
PCDH19
Elsunersen
Early-onset SCN2A DEE
Epilepsy
Ulixacaltamide
Essential tremor
Movement Disorders
Ulixacaltamide
Parkinson's disease
Ulixacaltamide
Restless legs syndrome
PRAX-120
Ataxia-telangiectasia
Ulixacaltamide
Autism spectrum disorder
Neuro-development
PRAX-100
SCN2A LoF autism
PRAX-110
Pain
Pain
PRAX-215
Pain

Illustrative scenario. DEE: developmental and epileptic encephalopathy; LoF: loss of function; ATM: Ataxia-telangiectasia.

PRAXIS 7

As Each of Our Late-Stage Assets Is Approved, Consensus Will Push Praxis to the Top

Neurology Portfolio Analyst Consensus Sales ($B)



$15B
$10B
$5B
2027E
2028E
2029E
2030E
2031E
2032E
2033E
2034E
2035E
abbvie $13.1
Johnson&Johnson $10.6
NOVARTIS $10.5
Roche $9.7
teva $5.6
Lilly $5.4
Eisai $5.1
Biogen $4.5
axsome $4.4
NEUROCRINE BIOSCIENCES $3.9
Takeda $3.7
PRAXIS
$13.5B
2035E consensus assuming approvals

Source: Bloomberg consensus. Products included: AbbVie (Vyalev, Botox, Qulipta, Ubrelvy, Vraylar, Juvmo, Duodopa); Johnson & Johnson (Invega Sustenna, Spravato, Caplyta, Concerta); Roche (Ocrevus, Evrysdi, Fenebrutinib, Enspryng, Madopar, Trontinemab); Novartis (Kesimpta, Zolgensma, Aimovig, Rhapsido, Mayzent, Gilenya); Teva (Austedo, Ajovy, Uzedy, Copaxone, Olanzapine (LAI)); Eli Lilly (Kisunla, Emgality, Remternetug, Prozac); Eisai (Leqembi, Dayvigo, Aricept, Fycompa, Methycobal); Axsome (Auvelity, Sunosi, AXS-12); Biogen (Spinraza, Tysabri, Skyclarys, Vumerity, Zurzuvae, Avonex, Qalsody); Neurocrine (Ingrezza, TAK-653); Takeda (Orzeyful, Vyvanse, Trintellix, Intuniv). Praxis consensus assuming approvals divides each asset's consensus by its consensus probability of success (ulixacaltamide 80%, relutrigine 70%, vormatrigine and elsunersen 60%).

PRAXIS 8

Commitment to Commercial Excellence Coupled with a Rapidly Advancing Pipeline



$20B+
Praxis peak sales guidance + pipeline
Elsunersen $1.0 (+$0.3)
Vormatrigine $4.0 (+$2.2)
Relutrigine $5.0 (+$1.7)
Ulixacaltamide $10.0 (+$2.3)
$13.1
$10.6
$10.5
$9.7
$5.6
$5.4
$5.1
$4.5
$4.4
$3.9
$3.7
PRAXIS
abbvie
Johnson&Johnson
NOVARTIS
Roche
teva
Lilly
Eisai
Biogen
axsome
NEUROCRINE
Takeda

Source: Bloomberg consensus. Products included: AbbVie (Vyalev, Botox, Qulipta, Ubrelvy, Vraylar, Juvmo, Duodopa); Johnson & Johnson (Invega Sustenna, Spravato, Caplyta, Concerta); Roche (Ocrevus, Evrysdi, Fenebrutinib, Enspryng, Madopar, Trontinemab); Novartis (Kesimpta, Zolgensma, Aimovig, Rhapsido, Mayzent, Gilenya); Teva (Austedo, Ajovy, Uzedy, Copaxone, Olanzapine (LAI)); Eli Lilly (Kisunla, Emgality, Remternetug, Prozac); Eisai (Leqembi, Dayvigo, Aricept, Fycompa, Methycobal); Axsome (Auvelity, Sunosi, AXS-12); Biogen (Spinraza, Tysabri, Skyclarys, Vumerity, Zurzuvae, Avonex, Qalsody); Neurocrine (Ingrezza, TAK-653); Takeda (Orzeyful, Vyvanse, Trintellix, Intuniv). Praxis consensus assuming approvals divides each asset's consensus by its consensus probability of success (ulixacaltamide 80%, relutrigine 70%, vormatrigine and elsunersen 60%).

PRAXIS 9

10 Agenda Marcio Souza President and CEO Megan Sniecinski Chief Operating Officer Steve Petrou President of R&D Erik Johnson Head of Commercial John Bullock Head of Sales Ulixacaltamide Essential tremor • Unmet need • Clinical data • Commercial strategy • KOL panel Dr. William Ondo Dr. Daniel Kremens Relutrigine SCN2A/8A DEE • Unmet need • Clinical data • KOL panel Dr. Eric Segal Dr. Douglas Smith • Commercial strategy Pipeline Beyond the first two launches • Ulixacaltamide beyond ET • Pain • Epilepsy Break Lunch Reception to follow Q&A

Two First Launches. A Growing Portfolio Ulixacaltamide and Relutrigine Anchor a Commercial Engine Built for Many Ulixacaltamide Relutrigine

12 A First-Principles, Disciplined Approach to Commercialization Built to Repeat Build Exceptional TEAMS Build teams committed to our mindset, operating model and excellence standard Customize the EXPERIENCE Provide solutions so patients and physicians can focus on outcomes. Execute With INSIGHT Combine deep market understanding with real- time data intelligence to monitor and inform execution Invest With CONVICTION Build the capabilities upfront to accelerate patient impact and maximize long-term value

13 Maximizing Long-Term Value by Investing Upfront to Accelerate Patient Impact THE INVESTMENT WHAT IT FUNDS WHY WE DO IT MAXIMIZED FIELD FORCE Full teams in place ahead of launch with full target coverage and dynamic capacity vs. typical incremental build End-to-end oversight of the entire patient and HCP experience vs. disjointed and opaque therapy initiation Accelerated patient impact CUTTING EDGE DATA INFRASTRUCTURE Purpose-built data foundation enabling real-time commercial capabilities vs. retrofitted, time-lagged legacy systems Maximized NPV INVEST WITH CONVICTION INTEGRATED HUB AND CHANNEL NETWORK Setting a new benchmark for launch- year investment BIOTECH’S NOTABLE FIRST LAUNCHES

14 Rigorous and Disciplined Approach to Build and Deploy Dedicated Teams Ahead of Launch HIRING  Sequenced hiring enabled direct leaders to recruit and hire next-level  Track record of exceptional performance TRAINING  Shift from Module-to-Test to an Innovative Learning and Engagement Model 1 AI simulations 2 Teach it back 3 Certified by full simulation BUILD EXCEPTIONAL TEAMS ONBOARDING  High-intensity onboarding  Focus on Mindset Expectations, Operating Model and Market Education OUR VALUES Trust Curiosity Ownership Results Initial screen Manager interview Panel interview Role simulation Culture screen Executive team member interviews every lead candidate

15 Achieving Maximum Value for all Stakeholders is the Core Launch Priority Typical LaunchPrioritize Quantity Prioritize Quality ULIXACALTAMIDE - ET A Strong First Experience RELUTRIGINE - SCN2A/8A DEE Treatment Paradigm Shift Launch progress CUSTOMIZE THE EXPERIENCE

16 State-of-the-Art Infrastructure Integrates Real-Time Data to Monitor Actionable Insights and Launch Execution DATA INPUTS DATA USES Digital Rx Platform Patient Services Field CRM Marketing SP Channel Formulary Claims Medical Information Pharmacovigilance + 20 more platforms PATIENT/PHYSICIAN SUPPORT Access, enrollment, adherence and PA support MARKETING STRATEGY Omnichannel targeting and campaign analytics SALES OPERATIONS Call planning, Next Best Action, Dynamic targeting CHANNEL REPORTING Real-time dispense, inventory and gross-to- net visibility SELF-SERVICE BI Performance monitoring and analysis COMMERCIAL DATA FOUNDATION (CDF) EXECUTE WITH INSIGHT One single, real-time, integrated view of patients, prescribers, payers and channel AI layer runs through CDF to enable process automation, scale and analysis

17 The Hub of the Future Fully Integrates Rx Writing, Patient Services and Specialty Pharmacy, Tailored to Each Market CUSTOMIZE THE EXPERIENCE Digital Prescription Intake Specialty Pharmacy Distribution Office & Patient Support 1 PRESCRIBE Prescribe from the EHR 2 GET ACCESS Coverage answered fast 3 START THERAPY Engaged within minutes 4 STAY ON THERAPY Continued support COMMERCIAL DATA FOUNDATION (CDF) Real-time view of patients, prescribers, payers and channel

18 Two Launches. First of Their Kind. D A R I N G F O R M O R E Dec 27, 2026 Relutrigine SCN2A & SCN8A Developmental and Epileptic Encephalopathy Jan 29, 2027 Ulixacaltamide Essential Tremor

19 E S S E N T I A L T R E M O R Ulixacaltamide The first medicine designed for essential tremor Jan 29, 2027 PDUFA date

Essential Tremor Is the Sleeping Giant of Neurology: Common, Disabling and Ready for Change

HIGH DISEASE BURDEN

9 million Americans
live with ET, one of the most common movement disorders

>85% report functional disability
impacting daily activities like writing, eating, drinking and dressing

Burden beyond the tremor
Embarrassment, depression, anxiety and social isolation

LIMITED TREATMENT OPTIONS

1 approved drug with limited effect
Propranolol, a decades-old beta-blocker

~50% contraindicated
Cardiac disorders, asthma and older age rule out propranolol for half of patients

Low retention
Patients quickly stop propranolol

Sources: Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259; Louis ED, et al. Parkinsonism Relat Disord. 2015;21(7):729-735; Louis ED, et al. Eur J Neurol. 2007;14(10):1138-46; Elble RJ. Curr Neurol Neurosci Rep. 2013;13(6):353; Komodo claims data; Praxis Data on File

PRAXIS 20

21 ET Severely Limits Patients' Ability to Function Source: Praxis data on file, ET patient survey, Mar/Apr 2026 Speaking 16% Everyday activities affected by ET, % of patients Patients could select multiple activities Writing 86% Eating with a spoon 76% Drinking from a cup 73% Household and hobbies 46% Grooming 37% Using technology 61% Using keys 32% Dressing 22% DAILY FUNCTIONAL IMPACT 1,294 patients surveyed 1 No impact 7 Extreme 5/7 Mean score patients give ET's impact on a typical day

22 An Aging US Demographic Drives ET Growth Faster Than the Overall Population Each dot ≈ 100K people. Sources: 2012: Louis ED, Ottman R. Tremor Other Hyperkinet Mov. 2014;4:259; US Census Bureau intercensal estimates 2010–2020 and 2023 National Population Projections (middle series). 2026 and 2040 hold 2012 age-specific rates fixed. ~7M 2012 ~9M 2026 +0.6M Population growth +1.3M Aging demographic ~11M 2040 +0.4M Population growth +1.6M Aging demographic

Today, a Poor Standard of Care Keeps Patients From Seeking Treatment


~9M
~2M
Living with ET
Actively Managed

- **Limited treatment options** with poor efficacy and tolerability
- **Often dismissed** as "running in the family" (50–70% of cases are familial)
- Learned **self-coping mechanisms** allow patients to manage tremor prior to onset of significant disability: adjusting daily activities, avoiding trigger situations or self-medicating with alcohol

Each dot ≈ 100K patients. Source: Diagnosis rate: Louis and Ottman (2014), Crawford et al. (2020); Treatment rate: Diaz & Louis (2010); Internal claims analysis; Familial History based on Ph2, Ph3, and patient survey data

PRAXIS 23

Findings From an Observational Study Reinforce That Current ET Care Falls Short

WHO WAS STUDIED

>2,300 US physicians

SPECIALTY MIX

- **44%** Neurology
- **44%** PCP
- **12%** Other

>43,000 ET patients under their care

66
Mean ET patients per physician

Unmet needs with current ET therapies
% of treating physicians citing each (2303)



Limited treatment options
66%
Efficacy inconsistent across patients
66%
Insufficient improvement in daily functioning
57%
Contraindications with current therapies
37%

ET patients under care confirmed with active claims, linked to MD NPI: Medical Doctor National Provider Identifier Source: Praxis HCP observational quant study, 2026.

PRAXIS 24

25 U L I X A C A L T A M I D E ESSENTIAL3: First Positive Phase 3 Program in Essential Tremor Steve Petrou

ESSENTIAL3: Innovative Program Designed to Demonstrate Ulixacaltamide Restores and Maintains Patient Function


Screening
N = 711
Enrolled 2:1
Blinded to Study 1 or 2
N = 473
Randomized
N = 238
Randomized
STUDY 1 · PLACEBO-CONTROLLED PARALLEL GROUP
TREATMENT · 12 WKS
R 1:1
Ulixacaltamide
Placebo
PRIMARY ENDPOINT
Change in modified TETRAS-ADL11 from baseline to Day 56
STUDY 2 · RANDOMIZED WITHDRAWAL
BLINDED LEAD-IN · 8 WKS
WITHDRAWAL · 4 WKS
Ulixacaltamide
Stable responders randomized
Placebo
Ulixacaltamide
PRIMARY ENDPOINT
Share of responders who maintain their response after withdrawal

Stable responders defined as those who met the prespecified 3-pt improvement in the mADL11 during the blinded lead-in.

PRAXIS 26

27 ESSENTIAL3 Baseline Demographics Illustrate Functional Disability and Disease Burden Ranked by share scoring 3–4. TETRAS-ADL = Essential Tremor Rating Assessment Scale – Activities of Daily Living. Source: Farmer et al. AAN 2026 Plenary Presentation; Praxis Data on File Baseline TETRAS-ADL score by activity, % of patients (n = 698) 69% 18% 40% 9% 8% 9% 5% 11% 39% 39% 38% 27% 31% 15% 9% 10% 10% 9% 17% 49% 53% 61% 61% 75% 81% 87% 86% 89% 92% 9% 7% Speaking Social impact Dressing Using keys Hygiene Working Writing Drinking Feeding Carrying Pouring Overall disability Score: 0 1 2 3 4 0 = no impact · 4 = unable to perform 31 / 48 mean baseline TETRAS-ADL score 30 years average time living with ET 94% had worsening symptoms in the past 3 years

Clinical Program Solidifies Core Strengths of Ulixacaltamide

STUDY 1 · PARALLEL GROUP

mADL11 CFB to Day 56



ULIXACALTAMIDE
(n=199)
PLACEBO
(n=233)
-4.3
-1.7
p < 0.0001

☑ **Primary endpoint met**

STUDY 2 · RANDOMIZED WITHDRAWAL

% Maintain Response



55%
33%
ULIXACALTAMIDE
(n=40)
PLACEBO
(n=40)
p = 0.037

☑ **Primary endpoint met**

RESULTS SHOW STRENGTH ACROSS FIVE DIMENSIONS OF EFFICACY

- **Rapid Onset**
- **Maintained Effect**
- **Deep Response**
- **Consistent**
- **Robust Effect**

mADL11: modified ADL 11-item score, CFB: change from baseline. Shtilbans et al. AAN 2026 Poster Presentation; Farmer et al. AAN 2026 Plenary Presentation

PRAXIS 28

29 Rapid Onset of Effect Experienced by First Assessment (Day 14) Source: Shtilbans et al. AAN 2026 Poster Within 14 days patients saw significant improvement in their disease Rapid Maintained Deep Consistent Robust TETRAS-ADL change from baseline LS mean, points Placebo Study 2 Study 1 -7 -6 -5 -4 -3 -2 -1 0 Baseline Day 14 Day 28 Day 49 Day 56

30 Large Benefit Maintained Across 12 Weeks Across Stringent Response Thresholds MCID = minimum clinically important difference (−1.25 mADL11 points). ROC: receiver operating characteristic. Error bars are 95% CI. Source: Farmer et al. AAN 2026 Plenary Presentation Rapid Maintained Deep Consistent Robust mADL11: Proportion Achieving MCID-Based Improvement Thresholds, Study 1 MCID = −1.25 (ROC Youden J, D56) | ITT Analysis Set 0% 20% 40% 60% 80% Day 56 Day 84 Day 56 Day 84 Day 56 Day 84 Placebo Ulixacaltamide ≥1x MCID ≥2x MCID ≥3x MCID

31 Maintenance of Response and Pharmacological Response is Further Confirmed After Patients Switched to Placebo mADL11: modified 11-item TETRAS-ADL score; CGI-S: Clinical Global Impression of Severity; PGI-S: Patient Global Impression of Severity; PGI-C: Patient Global Impression of Change. Net % change = lead-in % + withdrawal %; negative means improvement retained at Day 84. Error bars are 95% CI. Source: Farmer et al. AAN 2026 Plenary Presentation. Rapid Maintained Deep Consistent Robust Net improvement after withdrawal, Study 2 Net % change at Day 84 -50% -40% -30% -20% -10% 0% 10% mADL11 CGI-S PGI-S PGI-C Stayed on ulixacaltamide Switched to placebo Δ 28% Δ 15% Δ 21% Δ 14%

32 Effect of Ulixacaltamide Treatment is Maintained Over Years, Despite ET’s Progressive Course Essential3 Protocol amended to add TETRAS-ADL Assessment in Study 3 Long Term Safety Study (LTSS); Collection began November 2026 and is ongoing for participants in Study 3 who completed Study 1 or Study 2, n=68 assessed to date with average duration of 95 weeks in study. Rapid Maintained Deep Consistent Robust -7 -6 -5 -4 -3 -2 -1 0 AD L ch an ge fr om b as el in e ADL improvement over time, ESSENTIAL3 LTSS Change from baseline · Observed mean ± SE, n= 68 Baseline Week 12 Week 95 −3.0 −6.0 95 weeks ADL improvement held through nearly 2 years of treatment in the ESSENTIAL3 LTSS

33 Patients Experienced Significant Gains in Daily Functioning Treatment difference p < 0.01 at all responder thresholds (logistic regression). Source: Shtilbans et al. AAN 2026 Poster Patients reaching Responder TETRAS-ADL Thresholds at Day 56 % of ulixacaltamide patients combined Study 1 and Study 2 (N = 474) 19% of ulixacaltamide patients improved by 12 or more TETRAS-ADL points by Day 56. 12 points Equivalent to an improvement across each of the 12 daily activities19% 25% 29% 33% 46% 62% ≥12 points ≥10 points ≥8 points ≥6 points ≥4 points ≥2 points Rapid Maintained Deep Consistent Robust

34 Results Were Consistent Across Multiple Endpoints and Subgroups From Two Independent Studies PGI-C: Patient Global Impression of Change; CGI-S: Clinical Global Impression of Severity. Source: Shtilbans et al. AAN 2026 Poster 0% 20% 40% 60% Placebo Study 1 Study 2 0% 20% 40% 60% Placebo Study 1 Study 2 Global impression responders at Day 56 % of patients PGI-C - Patient-rated CGI-S - Clinician-rated Rapid Maintained Deep Consistent Robust Improvement vs placebo by subgroup LS mean difference vs placebo, TETRAS-ADL points (95% CI) Study 1 Study 2 vs Study 1 placebo Age Sex Other ET meds Propranolol Intention tremor Family history <65 ≥65 Female Male No Yes No Yes No Yes No Yes -2 0 2 4 6 8 -2 0 2 4 6 8 Favors ulixacaltamide

35 Primary Benefit is Robust to Sensitivity Analysis MMRM (MAR) included baseline mADL11, treatment, categorical visit, treatment-by-visit interaction, and randomization strata, with unstructured covariance. MAR MI, copy-reference (CR), and tipping-point analyses each used 100 multiply imputed datasets, generated using MCMC for intermittent missingness followed by monotone regression for trailing missingness. CR used placebo-fitted conditional regression models. Tipping-point analyses added δ points to MAR-imputed values in ulixacaltamide participants missing data. Each completed dataset was analyzed by MMRM, with treatment contrasts combined using Rubin’s rules. BOCF replaced missing scores with baseline values before MMRM analysis. Rapid Maintained Deep Consistent Robust mADL11 treatment difference vs placebo, FDA focused sensitivity analyses LS mean difference vs placebo, points (95% CI); Day 56; Model-based analyses, ITT Analysis Difference (95% CI) Observed-data MMRM (MAR) 2.57 (1.53, 3.62) p < 0.0001 Multiple imputation (MAR) 2.59 (1.59, 3.59) p < 0.0001 Placebo-based imputation (MNAR; CR) 2.12 (1.16, 3.08) p < 0.0001 Baseline observation carried forward (BOCF) 1.41 (0.52, 2.29) p = 0.0019 -1 0 1 2 3 4 Favors ulixacaltamide Delta-shift tipping-point analysis, ITT Shift (δ), points Difference (95% CI) δ = 2.5 1.77 (0.73, 2.80) p = 0.0009 δ = 4.5 1.15 (0.08, 2.21) p = 0.0346 δ = 5.0 0.99 (-0.08, 2.06) p = 0.0696 -1 0 1 2 3 4 Favors ulixacaltamide

36 Ulixacaltamide Delivers Compelling Efficacy Profile Rapid Day 14 ~5 points gained in ADL at the first assessment Maintained 95 weeks benefit held through Day 84 and 95 weeks; lost when switched to placebo Deep ~1 in 5 patients improved 12 or more TETRAS-ADL points Consistent Multiple Endpoints consistent results from two independent studies across multiple endpoints and subgroups Robust 4 of 4 model-based sensitivity analyses stayed significant

37 U L I X A C A L T A M I D E Commercialization Strategy Erik Johnson

The Sleeping Giant is Ready to be Awakened with The First Targeted Drug Therapy

MARKET DYNAMICS

Highly prevalent disease

Dormant market with **little innovation** in decades

Adult population

Broad stakeholder call point: neurologists, movement disorder specialists, neuro-like PCPs, NP/PAs

Payer-aligned specialty pharmacy **distribution network**

KEYS TO A SUCCESSFUL LAUNCH

1. **DIRECT TO PATIENT ACTIVATION**
   "Essential to Me" DSE campaign and subsequent DTC activate a dormant market and drive treatment discussions

2. **EVERY FIRST EXPERIENCE IS FLAWLESS**
   A large market means high PA volume, so the integrated HUB and SP network must be smooth with minimal burden on physicians

3. **PATH TO PERSISTENCE**
   Titration program sets clear expectations for physicians and patients at initiation, and active support during maintenance, ensuring long-term persistence

Quality over quantity: Success depends on a positive first experience for HCPs and patients

Abbreviations: DSE, disease state education; DTC, direct-to-consumer; NP/PA, nurse practitioner/physician assistant; PA, prior authorization.

PRAXIS 38

39 HCPs are Naturally Aligned With the Profile of Ulixacaltamide Source: HCP observational quant study, March 2026 (N = 2,303 US physicians treating ET). 0% 0% 1% 8% 21% 33% 36% 1 2 3 4 5 6 7 0% 1% 3% 11% 25% 35% 25% 1 2 3 4 5 6 7 90% Regaining one function is meaningful (e.g. brushing teeth, pouring coffee) 1 = unfavorable · 7 = favorable 85% comfortable counseling on titration and tolerability 1 = disagree · 7 = agree 0% 0% 1% 6% 20% 36% 36% 1 2 3 4 5 6 7 92% Maintaining function over time is clinically meaningful 1 = disagree · 7 = agree

40 HCPs View Ulixacaltamide Favorably and are Motivated to Prescribe to their ET Patients Source: HCP observational quant study, March 2026 (N = 2,303 US physicians treating ET). 0% 1% 2% 9% 35% 42% 12% 1 2 3 4 5 6 7 88% rate ulixacaltamide’s overall profile as favorable 1 = unfavorable · 7 = favorable I N I T I A L A D O P T I ON I N T E N T 36% Mean % of each physician’s ET patients Today’s typical treatment approach for patients when symptoms… 18% I aim to treat as early as possible 41% Begin to interfere with 1 routine daily activity 31% Interfere with multiple daily activities/work tasks 10% Are highly disruptive, substantial disability 90% treat before symptoms become highly disruptive

41 The ESSENTIAL TO METM DSE Campaign has been Successful in Driving Confidence to Treat and Empowering Patients to Seek Care HCPs will recognize:  ET as a serious disease warranting active treatment  The importance of ADL-based functional improvement  The importance of proper use of ICD-10 G25.0 diagnosis code at the point of care Patients will see:  An opportunity for better management and the confidence to re-engage with their HCPs  Their lived experience with ET as reason enough to seek care

DTC Will Further Mobilize the Market at Launch

FOR INITIAL LAUNCH

Drives Awareness

- Empowers patients to raise ET with their HCP now

Engages Undertreated & Discontinued Patients

- Reframes ET as actionable and treatable

FOR LONG-TERM

Addresses ET Underdiagnosis

- A new treatment drives reason for diagnostic coding
- Patients often dismiss tremor as normal aging rather than a treatable condition
- Drive patient self-recognition and prompt a diagnostic conversation

ESSENTIAL3
AN AT-HOME RESEARCH STUDY

Direct-to-patient recruitment established the capability to deploy for commercialization

DSE campaign performing better than ESSENTIAL3 metrics

PRAXIS 42

43 With Neurologists Ready to Treat, Praxis Adds Support From the First Prescription Through Maintenance THE NEUROLOGIST PERSPECTIVE Strong enthusiasm for the profile Rapid onset Once-daily dosing Adjunctive to current ET meds CONVERSATION BEFORE THE FIRST PATIENT A Praxis conversation with each physician before their first patient starts therapy Neurologists routinely manage tolerability with titrated CNS drugs Not viewed as a barrier to prescribing HCP COUNSELS PATIENT Discuss expectations for treatment and titration phase COMPREHENSIVE SUPPORT FOR INITIATION AND PERSISTENCE Tailored services to support titration experience and retention PRAXIS SUPPORT

44 The Hub of the Future Fully Integrates the Rx Writing, Patient Services and Specialty Pharmacy Abbreviations: EHR, electronic health record. BI/BV benefits investigation/benefits verification 1 PRESCRIBE Prescribe from the EHR The prescription goes straight from the EHR with required info 2 GET ACCESS Coverage answered fast Benefits verified the same day; Hub routes eRx to correct in-network SP post- BI/BV 3 START THERAPY Engaged within minutes Outreach begins within minutes of the eRx; Real- time status for Patients and Offices 4 STAY ON THERAPY Continued support Enhanced services tailored to support titration and adherence Digital Prescription Intake Specialty Pharmacy Distribution Office & Patient Support COMMERCIAL DATA FOUNDATION (CDF) Real-time view of patients, prescribers, payers and channel

Praxis Has Built Supply and Distribution Ahead of Approval so Patients Get Ulixacaltamide From Day One

Product Supply
CDMO Network

→ **3PL** → **Specialty Pharmacy Network** → **Patient**

SUPPLY INVESTMENT AND PREPAREDNESS

Proactively invested to ensure we are well-positioned to meet anticipated demand and distribution needs

ALIGN TO PAYER-OWNED PHARMACIES

Account for the majority of covered lives across Medicare Part D

PRAXIS 45

Price Corridor Captures Value While Maintaining Access

	PRICE	DISEASE	U.S. PREV.
Austedo (deutetrabenazine) 6 mg, 9 mg, and 12 mg tablets	~$110K	TD + HD chorea	~1.5M
ONCE-DAILY INGREZZA (valbenazine) capsules	~$110K	TD + HD chorea	~1.5M
NUPLAZID (pimavanserin) 34mg capsules	~$62K	PD psychosis	~1M
JUVMO (tavapadon) tablets	~$60K	PD	~1M
Rezdiffra resmetirom tablets 60mg · 80mg · 100mg	~$52K	F2–F3 MASH	~7–9M

ULIXACALTAMIDE PRICING CORRIDOR

$50K–$100K WAC per year

PRICING PRINCIPLES

- Responsible launch pricing to maximize drug value without restricting access
- Launch price benchmarked to in-market analogs
- Reflect first-in-class value and demonstrated clinical benefit

Gross annual price for selected analogs; not to scale. Austedo: WAC $5,278.17/60 × 6 mg tablets, $5,937.96/60 × 9 mg tablets and $7,917.14/60 × 12 mg tablets. Ingrezza: WAC $9,072/30 × 80 mg capsules. Nuplazid: WAC $5,120/30 × 34 mg capsules. Juvmo: WAC $4,900/30 tablets at each maintenance strength (5, 10 and 15 mg). Rezdiffra: WAC $4,239.38/30 tablets at each strength (60, 80 and 100 mg). Abbreviations: HD, Huntington's disease; MASH, metabolic dysfunction-associated steatohepatitis; PD, Parkinson's disease; TD, tardive dyskinesia; WAC, wholesale acquisition cost

PRAXIS 46

47 The Scale of Unmet Need in ET Means Every Point of Penetration Generates Blockbuster Sales ILLUSTRATIVE SALES MATH 2M ET patients seeking treatment today × 1% penetration × $50K annual net price = $1B annual revenue Source: Internal claims analysis

48 The Opportunity is Vast, and Our Launch is Built to Match It Illustrative. Peak sales = 2M ET patients seeking treatment × penetration × $50K annual net price. Avg. analyst model: mean peak patients on drug across sell-side models ÷ 2M. HCP study: mean % of ET patients physicians would prescribe to (March 2026, N = 2,303). Penetration Drivers First ET-specific therapy Standard of care is ineffective and poorly tolerated DTC empowers patients to start the conversation with their physicians Field team at scale deployed from day 1 ANNUAL PEAK SALES By penetration of 2M ET patients seeking treatment 1% 10% Avg. analyst model 36% HCP study $1B $10B $36B No near-term competition in clinical development

49 U L I X A C A L T A M I D E Activating Demand and Pull Through John Bullock

Precision Targeting Puts Our Field Team in Front of the Physicians Who Matter Most – Driving Impact

STEP 1

Identify diagnosed ET patients

Through diagnosis and Rx claims

STEP 2

Map to their physicians

All specialties identified for each patient

STEP 3

Rank on ET impact

Based on factors such as treatment initiations, diagnosis, etc.

TREATING PHYSICIANS IDENTIFIED BY SPECIALTY

- Academic neurologist
- Community neurologist
- NP/PA in neurology
- Geriatric medicine
- Primary care
- Other

PRAXIS 50

51 Every Key ET Prescriber Is Covered by a ~300 Field Team with Capacity for Dynamic Targeting ~19K WHO WE CALL ON target HCPs, where ET patient volume and influence are concentrated = 13 - 15K Neurologists Top-tier neurologists, including movement disorder specialists 4.5 - 5.5K PCPs High-volume, high-influence primary care physicians +

52 Offices Are Ready Before the First Patient Asks: Educated, Prepared and Connected PRE-APPROVAL DISEASE EDUCATION OFFICE OPERATIONS HCP EDUCATION First new ET therapy in decades; data consistent with label READINESS FOR PATIENT DIALOGUE Set expectations for rapid onset and possible common side effects AWARENESS OF THE PRAXIS HORIZONS HUB An integrated digital pathway supports smooth patient access while keeping burden off physicians and offices AT LAUNCH STANDARD Rx WORKFLOW FDA APPROVAL

53 A High-Touch Experience Supports Initiation, Maintenance and Adherence 1 WELCOME Set expectations Pharmacist call covers the disease, product and side effects to expect 2 EARLY TITRATION Manage tolerability Nurse or pharmacist check-ins 3 DOSE PROGRESSION Confirm readiness Confirm the patient is ready to advance; escalate to the prescriber if tolerability concerns 4 MAINTENANCE Prevent gaps Coordinate the maintenance refill so therapy continues without interruption 5 PERSISTENCE Protect therapy Refill outreach, adherence monitoring

Broad Ulixacaltamide Coverage Expected with a Predictable Path to Treatment

OUR ACCESS OBJECTIVE

Broad coverage aligned with the anticipated label

	Launch — **Launch and early access**	3-6 months → Ongoing — **As payer policies develop**
~65% Medicare Part D	Formulary exception requests available at launch; approvals depend on clinical justification	**EXPECTED REQUIREMENTS** **Prior authorization:** diagnosis confirmation and specialist consultation **Step therapy:** Propranolol first step may be required
~30% Commercial	Some plans apply new-to-market exclusions until P&T review; exception availability varies	

PRAXIS 54

55 01 A large and growing market 02 A therapy patients need and physicians want 03 The people, systems and strategy to deliver A Large Market, the Right Drug and a Launch Built to Win

DEVELOPMENTAL & EPILEPTIC ENCEPHALOPATHIES

Relutrigine

First medicine designed for SCN2A and SCN8A DEEs

Dec 27, 2026

PDUFA date

PRAXIS 56

57 Sodium Channels are Key in Seizure Activity in DEEs Illustrative. Scheffer et al. Nat Rev Dis Primers. 2024; Wengert et al. J Neurosci. 2021; Guerrini et al. Physiol Rev. 2023; Berecki et al. PNAS. 2018. Abbreviations: AP, action potential; DEE, developmental and epileptic encephalopathy; NaV, voltage-gated sodium channel NaV channels are either the primary genetic cause of hyperexcitability or the point where diverse upstream causes converge Healthy neuron AP output SCN2A / SCN8A DEE Direct mutation of NaV1.2 and NaV1.6 channels AP output Broad DEEs AP output Normal NaV Channels Hyperexcited NaV Channels Hyperexcited NaV Channels Upstream dysfunction (e.g., genetic, acquired, idiopathic) mV 30 0 –70 0 100 200 300 mV 30 0 –70 0 100 200 300 mV 30 0 –70 0 100 200 300

Children and Families Face Severe Disease Burden Living with SCN2A and SCN8A DEEs






WHAT THE CHILD FACES	WHAT THE FAMILY SHOULDERS
Profound developmental delay	Lifelong supportive care
High seizure rate from birth	Management of multiple medications with burdensome administration
A shortened life	The risk of early loss

No medicine has ever been specifically designed for children with SCN2A or SCN8A DEEs

Photos shared at Praxis 2024 DEEP Dive Day. Sources: Zuberi SM, et al. Epilepsia. 2022; Gallop K, et al. Epilepsy Behav. 2021; Thurman DJ, et al. Epilepsia. 2014; CHOP SCN2A-related disorders.

PRAXIS 58

59 R E L U T R I G I N E EMBOLD: First Study Ever Done For SCN2A and SCN8A DEE Patients Steve Petrou

60 EMBOLD Enrolled a Severe Population of SCN2A/8A Patients ASM=antiseizure medication; OLE=open-label extension. Source: Kamireddy et al. AES 2025; Frizzo et al. IEC 2025; NCT05818553 PATIENT PROFILE Heavily pre-treated pediatric SCN2A/SCN8A population ASMs at baseline: ~1/3 1–2 ASMs ~2/3 3–6 ASMs ~55 Median motor seizures per month at baseline; highly skewed, with many patients >100 DOUBLE-BLIND TREATMENT · 16 WKS (4 × 4-WK PERIODS) WKS 1–4 WKS 5–8 WKS 9–12 WKS 13–16 OLE COHORT 1 · 0.5 MG/KG/DAY R 1:1 Relutrigine n=8 Placebo arm n=8 COHORT 2 · 1 MG/KG/DAY R 1:1 Relutrigine n=28 Placebo arm n=25 Relutrigine Placebo PRIMARY ENDPOINT Change from baseline in monthly motor seizure frequency calculated as the period on relutrigine versus period on placebo

Significant Seizure Reduction in the EMBOLD Study

53%

PRIMARY ENDPOINT

placebo-adjusted reduction in motor seizures

$p < 0.0002$

66%

KEY SECONDARY ENDPOINT

increase in motor seizure-free days vs. placebo

$p = 0.0340$

BENEFITS ACROSS MULTIPLE DIMENSIONS

- Best-in-Disease Efficacy
- Seizure Freedom
- Functional Gains
- Well-Tolerated
- Patient Centric

Primary endpoint: placebo-adjusted change in monthly (28-day) motor seizure frequency, Cohort 2. Primary analysis used NB1 regression, adjusted for baseline motor-seizure rate and treatment-evaluable days. Relutrigine periods from both randomized arms were compared with Arm B's placebo period: 53 participants contributed 51 relutrigine and 25 placebo treatment-period records. The two-sided interim significance boundary was 0.04. Source: Kamireddy et al. AES 2025; Bialer et al. Epilepsia 2026

PRAXIS 61

62 Unprecedented Seizure Reduction Deepening Over Time Months with at least 10 contributing participants are shown. Data cutoff 14 August 2026. Month 5 (start of open-label period), n=67; Month 6, n=67; Month 7, n=66; Month 8, n=65; Month 9, n=61; Month 10, n=57; Month 11, n=54; Month 12, n=49; Month 13, n=39; Month 14, n=31; Month 15, n=25; Month 16, n=21; Month 17, n=14; Month 18, n=10. OLE=open-label extension. Deepening Response Seizure Freedom Functional Gains Well-Tolerated Patient Centric Reduction in motor seizures by months of exposure % change from baseline in monthly motor seizures 86% seizure reduction at 18 months 98% of eligible patients continued into the OLE-90% -80% -70% -60% -50% -40% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18

63 Patients Experienced Significant Increase in Seizure-Free Days Source: Kamireddy et al. AES 2025; Bialer et al. Epilepsia 2026 Best-in-Disease Efficacy Seizure Freedom Functional Gains Well-Tolerated Patient Centric Days without a motor seizure Mean days per 28 days, 16-week double-blind period +66% more motor seizure-free days on relutrigine than on placebo (p=0.034) 10.4 days 17.3 days Placebo Relutrigine ~7 additional seizure-free days per month

64 Gains Observed Across Multiple Areas Beyond Seizures Source: Kamireddy et al. AES 2025; Bialer et al. Epilepsia 2026 Best-in-Disease Efficacy Seizure Freedom Functional Gains Well-Tolerated Patient Centric Participants improving by domain, last visit on relutrigine % of Cohort 2 participants, clinician- vs caregiver-rated Clinician Caregiver 35% 67% 78% 78% 27% 53% 78% 78% Disruptive behavior Communication Alertness Seizure severity & intensity Global impression of improvement vs placebo Adjusted difference at last visit (95% CI) Clinicians and caregivers both saw statistically significant functional improvement over placebo -2.62 -3.70 -7 -6 -5 -4 -3 -2 -1 0 CGI-I CgGI-I p<0.0001 p=0.002

65 Relutrigine Was Well Tolerated, With No Drug-Related SAEs No clinically significant findings in vital signs, laboratory results, physical exams or ECGs. AE=adverse event; ASM=antiseizure medication; ECG=electrocardiogram; SCB=sodium channel blocker; SAE=serious adverse event; TEAE=treatment-emergent adverse event. Source: Kamireddy et al. AES 2025; Bialer et al. Epilepsia 2026 Best-in-Disease Efficacy Seizure Freedom Functional Gains Well-Tolerated Patient Centric No drug-related SAEs; all SAEs consistent with disease background Mostly mild-to-moderate AEs; no dose reductions were required Tolerated with complex regimens: 3–4 concurrent ASMs, 79% on SCBs Minimal drug-drug interactions, given relutrigine's selectivity Adverse event Relutrigine Placebo Pyrexia 11.7 13.4 Upper respiratory infection 9.8 4.5 Somnolence 9.1 13.4 Irritability 5.2 4.5 Diarrhea 4.6 8.9 Constipation 3.9 8.9 Cough 3.9 0.0 Vomiting 3.9 8.9 Most common TEAEs, rate per 100 patient-months of exposure, Cohort 2

66 Relutrigine Offers a Patient-Friendly Dosing and Administration Paradigm G/J tube=gastrostomy/gastrojejunostomy/jejunostomy tube. Best-in-Disease Efficacy Seizure Freedom Functional Gains Well-Tolerated Patient Centric Once Daily • One dose a day for patients and caregivers No Titration • No dose titration or tapering required • Seizure reduction seen from Month 1 Flexible Administration • Liquid formulation suitable for oral or G/J tube delivery • Compatible with ketogenic diet • May be taken with or without food

67 Relutrigine Sets a New Bar in SCN2A/8A DEE Across Every Dimension SAE=serious adverse event. Source: Kamireddy et al. AES 2025; Bialer et al. Epilepsia 2026 Best-in-Disease Efficacy -86% mean reduction at 18 months in the OLE Seizure Freedom 7 more motor seizure-free days than placebo in Cohort 2 Functional Gains 78% improved in alertness, as rated by clinicians and caregivers Well-Tolerated 0 drug-related SAEs and no dose reductions required Patient Centric 1× daily dose with no titration, keto- friendly and given orally or by G/J tube

What Positions Relutrigine for Efficacy in EMERALD?

EMBOLD — COMPLETED · POSITIVE

POPULATION

SCN2A, SCN8A DEEs

NaV CHANNELS

Mutated

EMERALD — TOPLINE 4Q26

POPULATION

Broad DEEs >50 etiologies

NaV CHANNELS

Mostly normal

The unique biophysical actions of relutrigine demonstrate why it is uniquely positioned for efficacy in broad DEEs with non-NaV etiologies

PRAXIS 68

Diverse DEE Genes Converge on the Common Output Stage

DEE MUTATIONS CAN DIRECTLY OR INDIRECTLY INVOLVE THE AIS

BASE CASE — EFFICACY ESTABLISHED
SCN2A, SCN8A
Changes in the spike generator itself

HARDEST CASE - SHARPEST DIFFERENTIATION
SCN1A loss of function in Dravet
Disinhibited networks burst through wild-type Na_V

KCNQ2, KCNQ3
M-current brake shares the AIS compartment

KCNA1, KCNA2
Low-threshold K^+ current raises spike threshold

KCNT1, KCNH1
More K^+ current reducing interneuron output

HCN1
I_h cation leak raises intrinsic excitability

STXBP1, SLC6A1, CDKL5
Synaptic and network drive onto wild-type Na_V

Phenotype-selected patients
Selected on firing phenotype, not gene name

AXON INITIAL SEGMENT

RELUTRIGINE REDUCES NEURONAL FIRING IN WT NAV CHANNELS


Control
0.3 µM
1µM
Wash
12 pA
6 pA

DAPC Firing evoked by 12 pA and 6 pA current injection


Firing frequency (Hz)
0
5
10
15
20
Stimulus current (pA)
0 2 4 6 8 10 12 14 16 18 20
WT control 20% Nav1.2
WT 0.3 uM 20% Nav1.2
WT 1 uM 20% Nav1.2
WT WASH 20% Nav1.2

IS THE TARGET PRESENT WHEN THE NAV CHANNELS ARE NORMAL?

Yes, and diverse DEE genes converge on NaV-dependent spike generation at the axon initial segment

AIS, axon initial segment; DAPC, dynamic action-potential clamp; DEE, developmental and epileptic encephalopathy. Data: Berecki (Florey Institute) DAPC; AIS physiology: .

PRAXIS 69

Targeting Activity-Dependent Current – Recovery from Fast Inactivation

RECOVERY FROM FAST INACTIVATION (WT NAV1.2)



V_m (mV)
0
-60
-120
2 ms
Control
Current (nA)
0
-5
-10
recovery at 2 ms
*
1 μM Relutrigine
Current (nA)
0
-5
-10
recovery at 2 ms
*
0
Time (ms)
20



Normalised current (I/I_0)
1.00
0.75
0.50
0.25
0.00
0.1
1
10
100
1000
Interpulse duration (ms)
WT Na_v1.2
Control (n = 6)
0.3 μM Relutrigine (n= 6)
1 μM Relutrigine (n = 6)
Wash (n = 3)

Relutrigine produces a slow component of recovery from fast inactivation corresponding to a slowly recovering channel population/state.

WT Na_v1.2	τ_1 (ms)	τ_2 (ms)	A_1 (fraction)	A_2 (fraction)
Control	1.05 ± 0.03	-	1.00 ± 0.03	-
0.3 μM Relutrigine	1.79 ± 0.03	554 ± 343	0.93 ± 0.01	0.07 ± 0.02
1 μM Relutrigine	2.25 ± 0.12	443 ± 88	0.74 ± 0.01	0.26 ± 0.01
Wash	2.59 ± 0.17	628 ± 488	0.93 ± 0.01	0.07 ± 0.01

Praxis data on file. Berecki (Florey Institute)

WHAT THAT MEANS FOR A FIRING NEURON



NaV available for next spike (%)
100
95
90
85
80
75
70
65
60
−3%
Control
0.3 μM
availability lost to relutrigine
−25%
1 μM
sparse physiological firing
sustained pathological firing
1
2
5
10
20
50
100
Firing rate (Hz)

CAN THE DRUG TELL PATHOLOGICAL FIRING FROM NORMAL FIRING?

> Yes, NaV availability falls ~25% at burst rates, but only ~3% at sparse 1–2 Hz firing

PRAXIS 70

71 Persistent Current Sustains Pathological Firing Whether or Not the Channel Is Mutated Praxis data on file. Berecki (Florey Institute) Abbreviations: INaP, persistent sodium current. No, a lower baseline current reaches the critical level with a smaller reduction V424L · INaP unaltered 89% AUC inhibition F1651C · INaP increased 60% AUC inhibition FIRING INHIBITION VS. PERSISTENT CURRENT PHENOTYPE INHIBITION NOT DEPENDENT ON INaP BASE LEVEL IS NORMAL INaP A HARDER TARGET THAN ELEVATED INaP?

72 A Severe, Diverse Population Means EMERALD Results Will Apply Across the Entire DEE Spectrum ASM, antiseizure medication Baseline characteristics · median age 13 years HIGH, EARLY-ONSET SEIZURE BURDEN BROAD, REPRESENTATIVE ETIOLOGIES SIGNIFICANT FUNCTIONAL IMPAIRMENT 58 median motor seizures per 28 days at baseline 3 median ASMs before dosing 56% seizure onset before age 1 >50 distinct genetically defined pathological etiologies 51% unable to walk independently 31% unable to sit independently 21% tube used for food and/or medications 58% 36% 6% Genetic Other/Unknown Structural

73 R E L U T R I G I N E Commercialization Strategy Erik Johnson

SCN2A and SCN8A Market Opportunity Demands a High-Touch, Specialized Execution Model

MARKET DYNAMICS

Ultra-rare disease

Activated and **engaged** market among those diagnosed

Caregivers and **children**

Centers of excellence and **specialized** pediatric neurologists

Single-specialty pharmacy distribution

WHAT IT MEANS FOR LAUNCH

High-touch & specialized

- Every family engaged one-to-one
- Field teams built around centers of excellence
- Support from first script through refills

PRAXIS 74

For SCN2A and SCN8A Families, a Long and Complicated Journey Begins at Birth

INITIAL MANIFESTATION	TREATMENT	DIAGNOSIS	MANAGEMENT
Early onset, rapid progression and developmental delays	Seizure severity prompts treatment before diagnosis	Formal diagnosis usually within the first 18 months	Families struggle to find a regimen that works

Symptom onset
present with seizures

ER or primary care
Seizure urgency speeds entry into care

Neurologist
~50% seen within 2 months

Early treatment
ASMs before diagnosis

Genetic diagnosis
~45% diagnosed within 6 months

Treatment cycling
Continuous ASM Adjustment

Active management
60–70% managed at academic centers

Compared to the broader DEE population, **SCN2A/SCN8A patients follow a more acute, seizure-driven entry into care**

Data source: Internal claims data. Abbreviations: ASM, anti-seizure medication; DEE, developmental and epileptic encephalopathy; ER, emergency room

PRAXIS 75

With No Guidelines or Targeted Options, DEE Seizures Persist Despite Aggressive Off-Label Polytherapy

THE CURRENT STANDARD OF CARE FOR DEEs

No guidelines or established treatment algorithm

Treatment reacts to seizure presentation; no defined order exists for SCN2A/SCN8A or broader DEEs

A fragmented landscape

Generic ASMs used in combination; the few branded options are used on label for Dravet, LGS, TSC and CDKL5

Seizures persist despite aggressive polytherapy

HCPs struggle to achieve monotherapy, escalating doses and adding ASMs; patients average 2.6 ASMs and 78% are not seizure-free

Quotes and ASM figures from HCP market research.

Abbreviations: ASM, anti-seizure medication; CDKL5, CDKL5 deficiency disorder; LGS, Lennox-Gastaut syndrome; TSC, tuberous sclerosis complex

PRAXIS 76

HCPs Value Relutrigine Profile of Improved Efficacy and Quality of Life and Intend to Broadly Use it

PERCEIVED VALUE

Attributes HCPs rate **significantly better** than current therapies:

Efficacy

Quality of life

Tolerability

EXPECTED USE

98% of HCPs shown the blinded relutrigine profile **expect to use it**

HOW THEY EXPECT TO USE IT



In combination with other ASMs
47%
Both monotherapy and in combination
41%
As monotherapy only
10%

Data on File; Analysis is based on DEE Treaters from Quantitative Research conducted (N=128);
Abbreviations: ASM: Anti-Seizure Medication; DEEs: Developmental and Epileptic Encephalopathies; HCP: Healthcare Provider

PRAXIS 77

The Hub of the Future Accelerates Relutrigine Access and Delivers White-Glove Support for Every Family

PRAXIS
HORIZONS™
Forward Together

PRESCRIPTION INTAKE
Praxis Horizons Digital Pharmacy
- Receives e-Rx via EHR
- Immediate text to patient/caregiver
- Starts BI, PA and access support the same day

COORDINATION
Praxis In-House Care Coordinator
- Case oversight
- Logistics for Patient Services Programs
- Personalized ongoing support to offices and families

EDUCATION
Praxis In-House Patient Education Liaison
- Disease and treatment education
- Dosing support
- Setting expectations
- Resource navigation

FULFILLMENT
Single Specialty Pharmacy
- PA managed by dedicated access specialists
- Dispenses and delivers medication

COMMERCIAL DATA FOUNDATION (CDF) »» »» **Real-time view of patients, prescribers, payers and channel**

Abbreviations:; EHR, electronic health record.

PRAXIS 78

Relutrigine Pricing Strategy Balances Value With Access

	PRICE	DISEASE	U.S. PREV.
Strensiq (asfotase alfa)	~$1,800K	HPP	~1–1.5K
Sephience (sepiapterin)	~$622K	PKU	~12K
Evrysdi (risdiplam)	~$430K	SMA	~10K
SKYCLARYS (omaveloxolone)	~$415K	FA	~5K

RELUTRIGINE PRICING CORRIDOR

$400K–$600K WAC per year

PRICING PRINCIPLES

- Launch pricing to maximize drug value without restricting access
- Benchmarked to rare-disease analogs, led by SEPHIENCE as the latest launch
- Other branded DEE drugs are widely recognized as significantly underpriced, making them not the most relevant comparators

Strensiq: WAC $68,983.20/12 × 80 mg vials. Weight reference: Seefried et al. Bone. 2023; (doi:10.1016/j.bone.2023.116856). Sephience: WAC $15,735/30 × 1,000 mg packets and $3,933.75/30 × 250 mg packets. Weight reference: AMPLIPHY trial, Metabolism. 2026. Evrysdi: WAC $35,335.70/30 × 5 mg tablets. Skyclarys: WAC $34,019.51/90 × 50 mg capsules. Abbreviations: FA, Friedreich ataxia; HPP, hypophosphatasia; PKU, phenylketonuria; SMA, spinal muscular atrophy; WAC, wholesale acquisition cost

PRAXIS 79

80 Precedents Show List Prices Held Steady Even as Labels Expanded to Populations up to 20x Larger than Launch Index = WAC (list price before rebates and discounts) per unit on the day before expansion approval = 100. Kalydeco → Trikafta indexed on cost per day of therapy at labeled adult dose, switching products at Trikafta approval (10/21/2019). Brukinsa’s annual increase took effect 1/12/2023, one week before CLL approval. Populations approximate. Sources: Bloomberg (WAC, as of 10/21/2026); Alnylam, Alexion and Vertex estimates; published PNH and gMG prevalence; American Cancer Society. DRUG INITIAL LABEL EXPANDED LABEL US PATIENTS Amvuttra vutrisiran · Alnylam Hereditary ATTR polyneuropathy (2022) ATTR cardiomyopathy, incl. wild-type (Mar 2025) ~10K → ~200K prevalence Soliris eculizumab · Alexion PNH (2007) AChR+ generalized myasthenia gravis (Oct 2017) 5-8K → ~50K+ label-eligible prevalence Brukinsa zanubrutinib · BeOne Relapsed/refractory mantle cell lymphoma (2019) CLL/SLL, including first line (Jan 2023) ~25K → ~240K new US cases/yr Kalydeco → Trikafta Vertex Kalydeco: CF gating and residual-function mutations (2012–17) Trikafta: ≥1 F508del allele, age 12+ (Oct 2019) ~3K → ~18K eligible at launch Expansion -36 -24 -12 0 12 24 36 Months from expansion approval $406K $477K $549K $432K $509K $585K $150K $176K $203K $265K $312K $358K ANNUALIZED LIST PRICE PER PATIENT ($K)

Most SCN2A/8A Patients Are Invisible in Data, Not to Our Field Team


10K+
~5K
~1.9K
Prevalent[3]
Diagnosed[2]
Visible in Genetic and Claims Data[1]

Field team profiling has **already identified more patients** than in the genetic and claims data

Each dot ≈ 100 patients. 1. GeneDx and Invitae genetic testing data tokenized to Komodo claims plus 2025 GeneDx results. 2. Sederman R, et al. AES 2022 Poster 1.409: 3. Diagnosis rate from Musante L, et al. Genes 2022.

PRAXIS 81

Beyond SCN2A/8A, more Than 300K DEE Patients Still Lack Effective Treatment

>300K broad DEE **30×** **~10K** SCN2A/8A



BROAD DEE POPULATION

High Unmet Need Remains

Majority of DEE patients lack treatment options that are:

- **Effective**
- **Durable**
- **Targeted**

Each dot ≈ 100 patients, drawn to scale; SCN2A/8A ~10K (Musante L, et al. Genes 2022). Poke G, et al. Neurology 2023;100:e1363–e1375, Sederman R, et al. AES 2022 poster 1.409. DEE, developmental and epileptic encephalopathy.

PRAXIS 82

83 SCN2A/SCN8A Alone Supports a $1B Peak, While Minimal Penetration into the Broad DEE Market Could Add Multi-Blockbuster Potential Each dot ≈ 100 patients. Illustrative; assumes $400K net annual price. I L L U S T R A T I V E P E A K S A L E S : 2,500 SCN2A/8A patients $1B 25% penetration of ~10K prevalent patients 10,000 broad DEE patients $4B 3.3% penetration of >300K broad DEE $5B combined peak revenue 12.5K patients, ~4% of >300K

84 R E L U T R I G I N E Field Readiness for First SCN2A & SCN8A Targeted Therapy John Bullock

85 Deep Where Patients Concentrate, Broad Enough to Reach Everyone 100% Coverage From Day 1 Abbreviations: HCO, healthcare organization; HCP, healthcare provider, Data based on Claims Data HCOs treating known & diagnosed SCN2A/8A patients Dots = HCOs with treating HCPs; shading = known patients by state HCO Known SCN2A/8A patients: low high Top 200 Accounts ~65% of known & diagnosed patients

86 Prescribing Patterns Allow Us to Extend the Reach to HCPs Who Will Help Us Find Patients Source: Internal Claims Data. 52% of first ASM prescriptions come from pediatric neurologists ~75% of claims for branded ASMs are from pediatric neurologists 0% 2% 4% 8% 14% 19% 52% Genetics PCP Neurology Neuro NP/PA Other Pediatrics Pediatric neurology 74% 76% 75% 74% 14% 12% 16%Ztalmy (N=160) Fintepla (N=2.2K) Epidiolex (N=15.3K) Diacomit (N=516) Pediatric neurology Neuro NP/PA Neurology Pediatrics Other

87 Dedicated Field Team in Place Ready to Activate and Engage Critical Stakeholders Sales Medical Affairs Patient Services Sizing Enables Full Coverage at Launch Enables the team to shift coverage as more patients are identified, without disruptive changes after launch Foundation ready to expand for broader DEE Supporting Caregivers and Patient Access Experienced team to work with families and caregivers transitioning onto relutrigine KOL & Scientific Exchange Profile of relutrigine as a precision sodium channel modulator, clinical results and safety profile

88 Field Team Has Reached Every Priority Account Ahead of PDUFA 100% of top 10 accounts per territory 100% of Tier 1 and Tier 2 target HCPs As of today, the rare epilepsy field team has profiled: KEY INSIGHTS FROM ACCOUNT PROFILING SCN2A/8A and overall DEE patients under care confirmed EMR and prescription ordering dynamics Genetic testing workflow Office visit scheduling and key staff

Clear Unmet Need and Pre-Qualified Patients Point to Favorable Access for Relutrigine

ACCESS LANDSCAPE

PAYER MIX

~45% Medicaid
~50% Commercial

EXPECTED PA CRITERIA

- Prescribed by a specialist
- Trial of prior ASMs
- Diagnosis confirmation
- Reauthorization criteria

PAYER ACCESS STRATEGY

High unmet need

Positions relutrigine as the only targeted therapy against the limited efficacy of current ASMs, supporting favorable placement

Patients arrive pre-qualified for PA

Early onset of disease leads to diagnosis; specialist confirmation and a prior ASM trial will usually be satisfied by the time a prescription is written

Analogs support access

Recent ultra rare pediatric analogs suggest reimbursement with manageable PA criteria

PRAXIS 89

90 CEREBRUM SMALL MOLECULE PLATFORM Cerebrum utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies

Praxis Is Building on the T-Type Calcium Channel MOA on 3 Fronts

T-TYPE CALCIUM CHANNEL

1 · NEW INDICATIONS

Ulixacaltamide beyond ET

Trials starting in PD, RLS and ASD

2 · NEXT-GEN MOLECULES

Innovation in T-type Ca Inhibitors

Pan-Cav3.x and isoform-selective molecules

3 · BETTER DELIVERY

Once-weekly patch with Remagine Labs

Easier to take, customizable dosing, better adherence

Abbreviations: ASD, autism spectrum disorder; ET, essential tremor; PD, Parkinson's disease; RLS, restless legs syndrome.

PRAXIS 91

Praxis Is Building on the T-Type Calcium Channel MoA on 3 Fronts



T-TYPE
CALCIUM
CHANNEL

1 · NEW INDICATIONS

Ulixacaltamide beyond ET

Trials starting in PD, RLS and ASD

2 · NEXT-GEN MOLECULES

Innovation in T-type Ca Inhibitors

Pan-Cav3.x and isoform-selective molecules

3 · BETTER DELIVERY

Once-weekly patch with Remagine Labs

Easier to take, customizable dosing, better adherence

Abbreviations: ASD, autism spectrum disorder; ET, essential tremor; PD, Parkinson's disease; RLS, restless legs syndrome.

PRAXIS 92

93 Ulixacaltamide Line Extensions: One Target, Four Large Populations With Significant Unmet Needs 1. Louis ED, Ottman R. How many people in the USA have essential tremor? Tremor Other Hyperkinet Mov (N Y). 2014;4:259. 2. Allen RP, Walters AS, Montplaisir J, et al. Restless legs syndrome prevalence and impact: REST general population study. Arch Intern Med. 2005;165(11):1286-1292. 3. Marras C, Beck JC, Bower JH, et al. Prevalence of Parkinson’s disease across North America. NPJ Parkinsons Dis. 2018;4:21. 4. Zablotsky B, et al. Pediatrics. 2026. 5. Dietz PM, Rose CE, McArthur D, Maenner M. National and state estimates of adults with autism spectrum disorder. J Autism Dev Disord. 2020;50(12):4258-4266. 6. US Census Bureau. National population estimates by age, Vintage 2025. ET adjusted for population growth and age mix.¹ RLS reflects the moderate-to-severe population (2–3% of US adults).² ASD combines pediatric⁴ and adult⁵ prevalence applied to US Census Bureau Vintage 2025 population counts.⁶ Essential Tremor 1 ~9M Restless Legs Syndrome 2 ~5–8M Parkinson’s Disease 3 ~1M Autism Spectrum Disorder 4-6 ~8M US prevalence, millions of people …AND BEYOND

Ulixacaltamide's Potential to Fill Treatment Gaps in PD, RLS and ASD

INDICATION	CURRENT TREATMENT	UNMET NEED	ULIXACALTAMIDE COULD OFFER
PD **Parkinson's disease**	Levodopa and other dopaminergic drugs	• **Tremor** often resists dopaminergic therapy (≥38% with action tremor) • Rising doses drive motor **fluctuations** and **dyskinesia**	**Non-dopaminergic, tremor-specific option that could lower dopaminergic burden**
RLS **Restless legs syndrome**	Gabapentinoids first line; dopamine agonists; opioids for refractory cases	• Dopamine agonists cause **augmentation** in up to 70% of patients • Gabapentinoids and opioids bring **sedation, fall and misuse risk**	**Non-dopaminergic option with no mechanism for augmentation**
ASD **Autism spectrum disorder**	Risperidone and aripiprazole, approved for irritability only	• Antipsychotics cause **weight gain** and **movement side effects** • No approved treatment for **core symptoms** or other phenotypes	**Treatment aimed at core symptoms, beyond irritability**

Source: Pasquini et al, 2023; Silber et al, 2026; Praxis data on file

PRAXIS 94

95 T-Type Channels Set the Thalamus's Firing Mode; When Gating Fails, Abnormal Bursts Reach the Cortex TTCC, T-type calcium channel. Spike trains are schematic, not recorded data. Matthews et al, 2023 THALAMUS Relays converging inputs to the cortex RELAY MODE Steady, faithful spikes BURST MODE Clustered bursts T-type channels set which mode the thalamus is in WHEN INHIBITORY GATING FAILS The thalamus loses control of the gain, timing and synchrony of signals sent to the cortex Hyperexcitability Neurons fire too easily Aberrant bursting Bursts fire when they should not Hyperconnectivity Circuits over-synchronize

96 Ulixacaltamide Blocks T-Type Channels at the Thalamus and at Each of Its Inputs Cav3, T-type calcium channel family; TRN, thalamic reticular nucleus. Spike trains are schematic, not recorded data. Cortex Thalamus Sensorimotor gating Thalamic reticular nucleus Cerebellum Movement timing Basal ganglia Movement planning and initiation Spinal cord Sensory input T-type sites ulixacaltamide blocks WHAT ULIXACALTAMIDE DOES 1 Blocks T-type channels All three subtypes (Cav3.1, 3.2, 3.3), dense in the thalamus, its TRN, the cerebellum and basal ganglia 2 Dampens excess bursting Resolves the abnormal rhythm 3 Leaves relay firing intact Normal signals still get through WITHOUT TREATMENT WITH ULIXACALTAMIDE Aberrant bursts Steady relay firing

Four Diseases, Four Circuits, One Common Target



T-type sites ulixacaltamide blocks
Cortex
Thalamic reticular nucleus
Thalamus
Sensorimotor gating
Cerebellum
Movement timing
Basal ganglia
Movement planning and initiation
Spinal cord
Sensory input

	DISEASE DRIVER	IMPLICATED CIRCUIT	DISEASE PRESENTATION
ET	Rhythmic cerebellar bursts	**CTC** Tremor oscillations in the thalamic Vim and cortical projections	→ Tremor
PD	Dopaminergic denervation	**CTC + BGTC** Vim tremor oscillations	→ Tremor
		BGTC STN bursting	→ Bradykinesia and rigidity
RLS	Iron deficiency; dopaminergic dysregulation	**Spinal cord, BGTC** Hyperactive sensory cortical activity	→ Sensory symptoms, urge to move, PLMS
ASD	TTCC gene variants	**TRN, sensory cortex** TRN hyperactivity; hyperactive sensory cortex	→ Sensory over-responsiveness; restricted, repetitive behaviors

BGTC, basal ganglia–thalamocortical; CTC, cerebello-thalamo-cortical; DBS, deep brain stimulation; PLMS, periodic limb movements in sleep; STN, subthalamic nucleus; TRN, thalamic reticular nucleus; TTCC, T-type calcium channel; Vim, ventral intermediate nucleus. Source: Matthews et al, 2023; Helmich, 2018; Ferré et al, 2019; Tai, 2022; Murata et al, 2007; Jang, Takahashi & Huguenard, Sci Adv 2025

PRAXIS 97

98 Four Diseases, Four Circuits, One Common Target BGTC, basal ganglia–thalamocortical; CTC, cerebello-thalamo-cortical; DBS, deep brain stimulation; PLMS, periodic limb movements in sleep; STN, subthalamic nucleus; TRN, thalamic reticular nucleus; TTCC, T-type calcium channel; Vim, ventral intermediate nucleus. Source: Matthews et al, 2023; Helmich, 2018; Ferré et al, 2019; Tai, 2022; Murata et al, 2007; Jang, Takahashi & Huguenard, Sci Adv 2025 Cortex Thalamus Sensorimotor gating Cerebellum Movement timing T-type sites ulixacaltamide blocks DISEASE DRIVER IMPLICATED CIRCUIT DISEASE PRESENTATION ET Rhythmic cerebellar bursts CTC Tremor oscillations in the thalamic Vim and cortical projections Tremor

99 Both PD Motor Circuits Pass Through Ulixacaltamide Targets BGTC, basal ganglia–thalamocortical; CTC, cerebello-thalamo-cortical; DBS, deep brain stimulation; ET, essential tremor; GPi, globus pallidus internus; STN, subthalamic nucleus; Vim, ventral intermediate nucleus of the thalamus. Source: Helmich, 2018; Du et al, 2018; Miwa et al, 2011; Beurrier et al, 1999; Tai, 2022; Yang et al, 2014; Murata et al, 2007 Cortex Thalamus Sensorimotor gating Cerebellum Movement timing Basal ganglia Movement planning and initiation T-type sites ulixacaltamide blocks Parkinson's disease Tremor Vim thalamus • Dopamine loss in the BGTC drives tremor; the CTC sets its severity • PD tremor shares ET's Vim DBS response; • Ulixacaltamide is effective in a rat tacrine- induced tremor model Bradykinesia and rigidity STN and GPi bursting • STN bursting tracks bradykinesia and rigidity and is driven by T-type channels • Zonisamide, a partial T-type blocker, suppressed STN bursting in animals and improved PD motor symptoms in placebo-controlled trials Potential non-surgical, non-dopaminergic treatment for PD tremor and other motor symptoms

RLS Stems From Thalamic and Spinal Overexcitation


T-type sites
ulixacaltamide blocks
Cortex
Thalamic reticular nucleus
Thalamus
Sensorimotor gating
Cerebellum
Movement timing
Basal ganglia
Movement planning and initiation
Spinal cord
Sensory input

Restless legs syndrome

WHERE THE OVEREXCITATION SITS

Thalamocortical

Worse in the evening and at rest

- Low iron weakens adenosine control, so **glutamate signaling rises**
- fMRI: sensory thalamic connectivity **rises with severity**

Spinal sensorimotor

Weaker descending (A11) dopamine control

80–90%

of patients also have PLMS

DBS CLUES: STIMULATION THAT CALMS THESE CIRCUITS EASES RLS

STN PD + RLS	Mixed, mostly favorable; new-onset RLS reported	Cohorts
Vim ET + RLS	Lower RLS severity with stimulation on	Study
GPi Refractory RLS	Sustained relief	Case report

Hypothesis: like DBS, T-type blockade with ulixacaltamide could dampen thalamocortical hyperexcitability and RLS severity

DBS, deep brain stimulation; ET, essential tremor; GPi, globus pallidus internus; PLMS, periodic limb movements in sleep; STN, subthalamic nucleus; Vim, ventral intermediate nucleus. Source: Ferré et al, 2019; Clemens et al, 2006; Gorges et al, 2016; Winkelman & Wipper, 2026; Klepitskaya, 2018; Dulski, 2022; Kedia, 2004; Evidente, 2022; Casoni, 2020

PRAXIS 100

Ulixacaltamide Reversed ASD-Like Behaviors in Three Mouse Models


T-type sites
ulixacaltamide blocks
Cortex
Thalamic reticular nucleus
Thalamus
Sensorimotor gating
Cerebellum
Movement timing
Basal ganglia
Movement planning and initiation
Spinal cord
Sensory input

Autism spectrum disorder

WHY T-TYPE CHANNELS

Genetics
CACNA1G/H/I variants (Cav3.1–3.3) linked to ASD risk

***Cntnap2* mice**
Higher T-type currents; ulixacaltamide calmed the overactive TRN

ULIXACALTAMIDE IN ASD MOUSE MODELS

Repetitive grooming
Cntnap2$^{-/-}$ · 30 mg/kg p.o.


Grooming (s)
200
150
100
50
0
Wildtype
Vehicle
Ulixacaltamide
Cntnap2-/-

Grooming fell to wildtype level

Repetitive grooming
BTBR · 10 mg/kg p.o.


Grooming (s)
100
80
60
40
20
0
Vehicle
Ulixacaltamide
Baclofen

As effective as baclofen

Risk-taking
Scn2a$^{RX/+}$ · 30 mg/kg p.o.


Duration in Open Arms (%)
30
20
10
0
Wildtype
Vehicle
Ulixacaltamide
Scn2aRX/+

Back to wildtype level

BTBR, inbred mouse strain with ASD-like behaviors; Cntnap2, contactin-associated protein-like 2 knockout; Scn2a, sodium channel gene variant model; TRN, thalamic reticular nucleus. Grooming: 10–12 mice per group; open-arm time (elevated plus maze): 12 per group; asterisks mark significance vs vehicle, one-way ANOVA. BTBR positive control: baclofen 3 mg/kg i.p. Source: Praxis data on file

PRAXIS 101

PD Is the Lowest-Risk Line Extension; RLS and ASD Offer Larger Markets at Higher Risk

Clinical risk vs. reward, ulixacaltamide line extensions



REWARD (UNMET NEED × US PATIENTS)
RLS
~5–8M
ASD
~8M
PD
~1M
Lower
CLINICAL RISK
Higher

PD · LOWER CLINICAL RISK

Biology Tremor circuits shared with ET

Execution ET tremor endpoints de-risk execution

ASD · MEDIUM CLINICAL RISK

Biology Thalamic link; 3 positive animal models

Execution Untested endpoints, longer clinical program

RLS · HIGHER CLINICAL RISK

Biology Sensory driven; no reliable preclinical model

Execution High placebo response typical of RLS trials

Positioning is qualitative, based on internal assessment. Bubble area proportional to estimated US prevalence (RLS: moderate-to-severe).. Sources: Marras et al, 2018; Allen et al, 2005; Dietz et al, 2020; Pasquini et al, 2023; Silber et al, 2026; Praxis data on file

PRAXIS 102

Praxis Is Building on the T-Type Calcium Channel MOA on 3 Fronts

T-TYPE CALCIUM CHANNEL

1 · NEW INDICATIONS

Ulixacaltamide beyond ET

Trials starting in PD, RLS and ASD

2 · NEXT-GEN MOLECULES

Innovation in T-type Ca Inhibitors

Pan-Cav3.x and isoform-selective molecules

3 · BETTER DELIVERY

Once-weekly patch with Remagine Labs

Easier to take, customizable dosing, better adherence

Abbreviations: ASD, autism spectrum disorder; ET, essential tremor; PD, Parkinson's disease; RLS, restless legs syndrome.

PRAXIS 103

Next-Gen T-Type Calcium Channel Inhibitors

1 · DISCOVER



Off Target Activity
Target Activity Space
On Target Activity

High-throughput screens for novel leads

2 · DESIGN

Pan-Cav3.x
Block all three T-type isoforms

Isoform-selective
Target Cav3 isoforms

Target Engagement with Novel Molecule



NREM sigma % change
Vehicle
Ulixacaltamide
PRAX-877
0
1
2
3
4
5
6
Hours post dose

3 · DIFFERENTIATE

- CaV3.x PROFILE
- TOLERABILITY
- TITRATION

2 molecules entering first-in-human studies in 1H27

Cav3.x, T-type voltage-gated calcium channel isoforms (Cav3.1, Cav3.2, Cav3.3)

PRAXIS 104

Next-Gen Molecules Show a Distinct CaV3.x Profile From Ulixacaltamide


IC50, nM, log scale (lower = more potent)
1,000
100
10
ULIXACALTAMIDE
PRAX-050
CaV3.1
CaV3.2
CaV3.3
Tonic block (TB)
Voltage dependent block (VDB)

ULIXACALTAMIDE

Most potent at CaV3.1, with a wide gap between tonic and voltage-dependent block

PRAX-050

Flatter across CaV3.1–3.3, with a narrower gap between tonic and voltage-dependent block

A distinct CaV3.x profile could produce a differentiated clinical profile

PRAXIS 105

Praxis Is Building on the T-Type Calcium Channel MOA on 3 Fronts

T-TYPE CALCIUM CHANNEL

1 · NEW INDICATIONS

Ulixacaltamide beyond ET

Trials starting in PD, RLS and ASD

2 · NEXT-GEN MOLECULES

Innovation in T-type Ca Inhibitors

Pan-Cav3.x and isoform-selective molecules

3 · BETTER DELIVERY

Once-weekly patch with Remagine Labs

Easier to take, customizable dosing, better adherence

Abbreviations: ASD, autism spectrum disorder; ET, essential tremor; PD, Parkinson's disease; RLS, restless legs syndrome.

PRAXIS 106

107 Novel Delivery Technology Could Improve Patient Access, Dosing and Adherence: Active, Transdermal Patch Collaboration with Remagine Labs. Regulatory path and timing subject to FDA engagement. Abbreviations: ET, essential tremor; PK, pharmacokinetic. Electronic Transdermal Drug Delivery System (eTDDS). A low current controls drug delivery into the bloodstream with one patch holding about a week of drug. Drug delivery can be controlled through wireless interface. ACCESSIBILITY No pill bottles to open; built for a segment of the population TITRATION Fully customizable dosing, adjustable remotely from the physician’s office ADHERENCE Consistent exposure with nothing to remember each day Entering the clinic in 2027

108 Ulixa eTDDS Flux Data Support Therapeutic Ulixacaltamide Exposure CUMULATIVE DRUG PERMEATION Ulixacaltamide (µg/cm²) 0 4 8 12 16 20 24 Time (h) Current: mean, n=3, measured 0 to 6 h; dashed line projects to 24 h at the measured flux. V2 dotted line spans the 3 to 19 h sampling gap. ELECTRODE GENERATION PERFORMANCE Drug flux µg/cm²/h Transport factor % of current carried by drug V1 passive V1 V2 V3 V1 V2 V3 V2 electrode V3 electrode Technology progression

109 Simulated Patch Exposure Sits Within Oral Dosing Concentration Model: oral PK parameters; patch input from in vitro porcine flux 0 1 2 3 4 5 6 7 Pl as m a co nc en tr at io n Time (days) Ulixa eTDDS Ulixa oral PEAK-TO-TROUGH RATIO 2.4× 1.0× Oral once daily Ulixa eTDDS patch

110 Building the Leading T-Type Ca Channel Franchise: Timeline to Next Key Clinical Milestones 2027 2028 2029 2030 1 · LINE EXTENSIONS PD Trial Readout RLS Trial Readout ASD Trial Readout 2 · NEXT-GEN MOLECULES PRAX-050 (Pan CaV3.x) FIH Data PRAX-051 (CaV3.x selective) FIH Data 3 · BETTER DELIVERY Transdermal Patch Bioequiv Data Timelines estimated based on historical studies in the respective indications

111 CEREBRUM Epilepsy Pipeline

KCNT1 Epilepsy Is Severe and Has No Approved Therapy

INFANT ONSET

KCNT1-DEE

EIMFS, EOEE, West Syndrome

1.4 mo	mean age at seizure onset
96%	have daily seizures at onset
47%	mortality median 3 years (1.5-15.4)

CHILDHOOD ONSET

SHE

Sleep-related hypermotor epilepsy

6 yrs	mean age at seizure onset
2 in 3	are drug-resistant
65%	inherit the variant from a parent

CAUSE

KCNT1 gain-of-function, autosomal dominant.

TREATMENT

No FDA-approved therapy; standard antiseizure drugs rarely help

EIMFS: epilepsy of infancy with migrating focal seizures; SHE: sleep-related hypermotor epilepsy (formerly ADNFLE). Source: Gras et al., Brain Commun 2026; Bonardi et al., Brain 2021; Mathieu Kuchenbuch et al. Brain 2019.

PRAXIS 112

113 PRAX-206 Is Potent, Selective and Well Tolerated in Preclinical Models, With First-in-Human Planned for 2027 Number of spontaneous seizures across 9 days (quantified 12 h post-dose each day) and nesting score on Day 9; 300 mg/kg PRAX-206. Acute panel: single dose. *p<0.05, **p<0.01, ****p<0.0001; Kruskal-Wallis followed by Dunn's. WT, wild type; Kcnt1PL/PL, Kcnt1 P905L mice. Spontaneous seizures Subchronic treatment Nesting behavior Subchronic treatment Spontaneous seizures Acute treatment PRAX-206 Oral, selective KCNT1 inhibitor targeting the cause of disease in KCNT1-DEE and SHE FIRST IN HUMAN 2027

114 CEREBRUM Pain Pipeline

Why Pain: >150M US Patients With a Significant Unmet Need

>150M est. US patients across pain indications


~80M
~10M
~30M
~10M
Acute pain
Neuro-pathic
Lower back
Osteo-arthritis
Broader pain

Insufficient response to current options

- **~50–80%** of chronic pain patients are refractory to first- and second-line treatments (e.g., NSAIDs, acetaminophen, anti-seizure meds)
- **~40–60%** refractory to opioids
- **~30–70%** of acute pain patients do not achieve a favorable response

Safety, tolerability and abuse potential

- Current options, particularly opioids, cause vomiting, constipation, drowsiness, dizziness and impaired cognition
- **Opioids are highly addictive** with potential for abuse

Few novel mechanisms

- **Largely genericized market,** with very few novel MOAs approved for pain in the past 20 years

Source: Baskozos et al (2023), BioSpace (2024), CDC, Cunningham et al (1984), Dalke Meucci et al (2015), DelveInsight (2024), DiBonaventura et al (2017), EvaluatePharma (2024), Freburger et al (2009), George et al (2024), Lopez et al (2023), National Fibromyalgia Association, Osteoarthritis Action Alliance, OARSI, Shmagel et al (2017), Stefano et al (2020), US Pain Foundation (2024), Walitt et al (2015), Yawn et al (2009); BioPharma Dive, "Cancer patients are living longer than ever. Pain drugmakers haven't kept up."

PRAXIS 115

116 Transmission of Pain Involves Multiple NaV Isoforms in Different Compartments PERIPHERAL NERVOUS SYSTEM Nerves in the skin, muscles and organs detect injury and fire the pain signal NaV1.7 NaV1.8 CENTRAL NERVOUS SYSTEM The brain and spinal cord relay the signal and process it into the perception of pain NaV1.2 NaV1.6 NaV1.6

Designing a Wide Range of Molecules and Using a Differentiated Preclinical Development Framework to Pick the Best Candidates

TUNABLE SODIUM CHANNEL CHEMISTRY


CENTRAL NERVOUS SYSTEM
Nav1.2
Nav1.6
Nav1.7
Nav1.8
PERIPHERAL NERVOUS SYSTEM

DATA-LED DECISION-MAKING

1. **Pursue multiple approaches**
   Advance several chemical series in parallel rather than betting on one

2. **Fine-tune the isoform profile**
   Dial each molecule toward the NaV isoforms we want to hit for a given pain type

3. **Test in PAC-PAIN Framework**
   Move forward only candidates that work in the preclinical models most predictive of clinical results

PAC-PAIN, Praxis Analysis of Concordance for Pain.

PRAXIS 117

PAC-PAIN Develops Pain Model Cascades for Each Indication to Reduce Translational Risk



CLINICAL RESULTS
Acute Pain
Neuropathic Pain
Chronic Pain
PRECLINICAL MODELS
Inflammatory Pain
M1
M2
M3
M4
M5
M6
M7
M8
M9
Acute Pain
M1
M2
M3
M4
Neuropathic Pain
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10
M11
M12
M13
Post-op
M1
Visceral
M1
Osteoarthritis
M1
M2
M3

PAC-PAIN first scores how well each preclinical pain model concorded with the clinical results of **58 FDA-approved pain drugs**

> **Some of the most-used models are among the least predictive**

WHY IT GIVES US AN EDGE

- **Indication-specific cascades:** each pain indication can be best predicted by a cascade of pain models
- **Tolerability gated early:** compounds advance only with PI above 2
- **Proven platform:** the same framework behind our epilepsy programs

PAC-PAIN, Praxis Analysis of Concordance for Pain. Darker cells = higher concordance; models scored −1 to +1 vs. clinical outcomes. PI, protective index. Source: Anderson, et al. 2026 AAN; Praxis analysis.

PRAXIS 118

119 Suzetrigine's Approval Clinically Validates Sodium Channel Targeting in Pain Illustrative. Suzetrigine (Journavx, Vertex), NaV, voltage-gated sodium channel. PERIPHERAL NERVOUS SYSTEM CENTRAL NERVOUS SYSTEM NaV1.2 NaV1.6 NaV1.7 NaV1.8 SUZETRIGINE'S PROFILE CLINICALLY PROVEN Suzetrigine (Journavx), FDA-approved January 2025 • NaV1.8 selective inhibitor • For moderate-to-severe acute pain • The first new acute pain drug class in over 20 years

PRAX-215 Pairs Balanced Pan-NaV Potency With Praxis Functional State Selectivity

PRAX-215 PROFILE



CENTRAL NERVOUS SYSTEM
NaV1.2
NaV1.6
NaV1.7
NaV1.8
PERIPHERAL NERVOUS SYSTEM

PHASE 1 ONGOING

PRAX-215

- **Balanced potency** at NaV1.2, 1.6, 1.7 and 1.8, covering both PNS and CNS pain signals
- **Functional state selectivity** acts on hyperactive neurons while sparing normal activity

In Vivo Pain Model



Model X
Model Y
Model Z
% reversal
100
75
50
25
0
0.1
1
10
PRAX-215 dose (mg/kg)

Illustrative slider positions based on PRAX-215 IC50s. Model X, Y, Z: preclinical pain models.

PRAXIS 120

121 PRAX-110 Is Biased Toward NaV1.8 While Keeping Activity Across Other Pain Isoforms Illustrative slider positions. Praxis data on file. PERIPHERAL NERVOUS SYSTEM CENTRAL NERVOUS SYSTEM NaV1.2 NaV1.6 NaV1.7 NaV1.8 PRAX-110 PROFILE IND SUBMISSION IN 2027 PRAX-110 Profile • Biased potency at NaV1.8, while maintaining functional state selectivity at other isoforms across the PNS and CNS • Functional state selectivity acts on hyperactive neurons while sparing normal activity 0 5 10 15 Protective Index – Pain Model X PRAX-215 3.7x PRAX-110 Profile 15x

122 NaV1.x Pain Franchise Development Milestones 2027 2028 2029 2030 215 · PAN-NaV Acute pain Chronic pain SAD / MAD Trial Readout Trial Readout 110 · NaV1.8-BIASED Acute pain Chronic pain IND SAD / MAD Trial Readout Trial Readout PAC-PAIN guides indication selection and preclinical model prioritization for acute and chronic pain across both programs.

123 SOLIDUS ASO PLATFORM Solidus is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on a proprietary, computational methodology

124 1 PIVOTAL-STAGE ANCHOR Elsunersen (PRAX-222) in the EMBRAVE3 registrational study N MULTIPLE RNA CONTROL MECHANISMS Silencing, splice switching, NAS suppression and other expression upregulation approaches 6 EARLY-STAGE TARGETS Focused programs across genetically defined CNS disorders REPEATABLE DISCOVERY LOGIC Genetic cause → Mechanism selection → Optimized ASO → Translational readout → Clinical evidence Multiple Routes to Address Genetically Defined Disease

Elsunersen (PRAX-222) Targets the Source of SCN2A Gain-of-Function Disease

DISEASE BIOLOGY

SCN2A GAIN-OF-FUNCTION

Hyperactive NaV1.2 channels contribute to neuronal hyperexcitability and severe early-onset seizures.



WITH ELSUNERSEN

RNA-LEVEL INTERVENTION

An RNase H1-active ASO reduces SCN2A mRNA, designed to decrease pathogenic NaV1.2 current.



Intrathecal | Every 4 weeks

FDA Breakthrough Therapy Designation (June 2026)

PRAXIS 125

EMBRAVE Part A Showed Marked Seizure Reduction and Disease-Modifying Benefits, Earning it Breakthrough Therapy Designation

STUDY DESIGN

Ages 2–18
early-onset SCN2A GOF DEE

3:1

- **Elsunersen 1 mg Q4W** (n=7)
- **Sham procedure Q4W** (n=2)

Optional escalation up to 8 mg

→ **Open-label extension**

KEY RESULTS AT 24 WEEKS

77% PRIMARY
placebo-adjusted seizure reduction (p=0.015)

71%
of patients with >50% seizure reduction

57%
of patients with ≥28-day seizure freedom

100%
with gains in sleep, motor function, tone or attention

Well tolerated: No drug-related SAEs • No discontinuations • No neuroinflammation signals up to 8 mg

Q4W: every 4 weeks; GOF: gain of function; DEE: developmental and epileptic encephalopathy; SAE: serious adverse event Source: ClinicalTrials.gov NCT05737784; Praxis data on file

PRAXIS 126

EMBRAVE3: Pivotal Single-arm Registrational Study with Expected 2027 Topline and NDA Filing

STUDY DESIGN

OBSERVATION	ELSUNERSEN	EXTENSION
Baseline seizure frequency	1 mg intrathecal Q4W · 24 weeks	Continued open-label treatment

PATIENT COHORTS

Ages 2–18: ~30 | **Ages 1–2:** ~5 | **Under age 1:** ~5

PRIMARY ENDPOINT

Median % change in monthly motor seizure frequency from baseline

FDA-aligned single-arm design, following removal of sham control.

Primary endpoint: % change in monthly motor seizure frequency from baseline. Q4W: every 4 weeks; DEE: developmental and epileptic encephalopathy; NDA: new drug application
Source: ClinicalTrials.gov NCT07019922

PRAXIS 127

Six Genetically Defined Targets Extend Solidus Beyond Elsunersen

PRAX-080 — **IND Enabling Tox**

PCDH19

Mosaic expression disorder

MODALITY

Gapmer / RNA silencing

PRAX-090 — **IND Enabling Tox**

SYNGAP1

Haploinsufficiency DEE

MODALITY

SYNGAP1 upregulation

PRAX-100 — **IND Enabling Tox**

SCN2A

Loss-of-function neurodevelopmental disorder

MODALITY

SCN2A upregulation

PRAX-120 — **IND Enabling Tox**

ATM

Ataxia-telangiectasia

MODALITY

ATM upregulation

PRAX-130 — **Lead Optimization**

SLC6A1

SLC6A1-related DEE

MODALITY

GAT-1 upregulation

PRAX-140 — **Lead Optimization**

KCNQ2

Dominant-negative DEE

MODALITY

Allele-selective gapmer

PRAXIS 128

129 AI-guided ASO Discovery: From Screening Data to Predictive Design 01 DESIGN Generate ASO candidates Use 5′UTR sequence and specificity filters to shortlist designs. 131 candidate 20-mers 22 filtered 02 MEASURE + LEARN Train predictive models Relate sequence features to measured gene upregulation. Sequence features Measured activity LR model 03 PREDICT + VALIDATE Prioritize new designs Use model scores to rank untested ASOs for future wet-lab studies. PILOT 5′UTR MODEL PERFORMANCE 0.80 ROC AUC NEXT: TEST GENERALIZABILITY Validate on independent data and across new target sequences. Source: Praxis pilot ASO upregulation model-development data; Pilot ROC AUCs describe model discrimination.

130 The Platform Opportunity Is Disciplined, Repeatable Advancement of RNA Programs 1 GENETIC INSIGHT Causal variant and direction of dysfunction 2 MECHANISM MATCH Silence, splice or increase expression 3 ASO DESIGN Sequence and chemistry optimization 4 TRANSLATIONAL PROOF RNA/protein, functional readouts, exposure 5 CLINICAL PROGRAM Patient selection and measurable outcomes

Praxis' Full Pipeline Today



PROGRAM
PRECLINICAL
PH 1
PH 2
PH 3
FILING
MARKETED
CEREBRUM
Ulixacaltamide
Essential tremor
Parkinson's disease
Restless legs syndrome
Autism spectrum disorder
Patch delivery
PRAX-050
Pan-CaV3.x inhibitor(s)
PRAX-051
CaV3.x-selective inhibitor
Relutrigine
SCN2A & SCN8A DEE
Broad DEEs
Vormatrigine
Adjunctive FOS
Monotherapy FOS
PRAX-215
Pain
PRAX-110
Pain
PRAX-206
KCNT1 DEE
SOLIDUS
Elsunersen
Early-onset SCN2A DEE
PRAX-080
PCDH19
PRAX-090
SYNGAP1
PRAX-100
SCN2A LoF autism
PRAX-120
ATM
PRAX-130
SLC6A1
PRAX-140
KCNQ2

DEE: developmental and epileptic encephalopathy; FOS: focal onset seizures; LoF: loss of function; ATM: Ataxia-telangiectasia.

PRAXIS 131